UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 20, 2007

Max Capital Group Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	Not Applicable
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Max House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

(A) On June 20, 2007, Max Bermuda Ltd., a wholly-owned subsidiary of Registrant, promoted Mr. Angelo M. Guagliano to President and Chief Executive Officer. In addition, Mr. Guagliano was appointed to the board of directors of Max Bermuda Ltd. The related news release issued by the Registrant is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(B) On June 21, 2007, the Registrant issued a news release announcing that W. Marston Becker, the Registrant's Chairman and Chief Executive Officer, and N. James Tees, the Registrant's Executive Vice President and Chief Risk Officer, will present a strategic, operational and financial overview of the Registrant at the Wachovia 17th Annual Nantucket Equity Conference on Wednesday, June 27, 2007, in a session scheduled to begin at 9:00 a.m. Eastern Time in the Madaket Room of the Harbor House Village in Nantucket, Massachusetts. The news release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

(C) On June 26, 2007, the Registrant issued a news release announcing that it has been added to the Russell 3000® Index and the Russell 2000® Index. The news release is attached hereto as Exhibit 99.3 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

99.1 News Release of Max Capital Group Ltd., dated June 20, 2007.

99.2 News Release of Max Capital Group Ltd., dated June 21, 2007.

99.3 News Release of Max Capital Group Ltd., dated June 26, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Capital Group Ltd.

June 26, 2007	By:	N. James Tees

Name: N. James Tees
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

99.1	News Release of Max Capital Group Ltd., dated June 20, 2007.
99.2	News Release of Max Capital Group Ltd., dated June 21, 2007.
99.3	News Release of Max Capital Group Ltd., dated June 26, 2007.